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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 3, 2006
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


               MASSACHUSETTS                             04-2762050
              (State or Other                         (I.R.S. Employer
              Jurisdiction of                        Identification No.)
             Incorporation or
               Organization)


           526 Boston Post Road,                           01778
                Wayland, MA
           (Address of Principal                         (Zip Code)
            Executive Offices)

                                 (508) 358-4422
                (Registrant's Telephone No., including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 3, 2006, National Dentex Corporation (NADX) issued a press release announcing its acquisition of Impact Dental Laboratory Limited of Ottawa, Ontario, Canada. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

       (d)   Exhibits

99.1   Press release of National Dentex Corporation, dated October 3, 2006.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         NATIONAL DENTEX CORPORATION
                                         (Registrant)




October 3, 2006

                                         By:      /s/ Richard F. Becker, Jr.
                                            ------------------------------------
                                         Richard F. Becker, Jr.
                                         Executive Vice President, Treasurer and
                                         Chief Financial Officer


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                                  Exhibit Index



99.1     Press release of National Dentex Corporation, dated October 3, 2006.


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